Legg Mason Opportunity Trust

     Supplement to the Statement of Additional Information dated May 1, 2004
              Primary Class Shares, Institutional Class Shares and
                      Financial Intermediary Class Shares

The first paragraph under the heading "Investment Strategies and Risks - Options, Futures and Other Strategies - GENERAL" on page 8 of the Statement of Additional Information is replaced with the following:

         GENERAL. The fund may invest in certain options, including but not limited to long-term equity options known as LEAPS (long-term equity anticipation securities), futures contracts (sometimes referred to as "futures"), options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, "Financial Instruments") to attempt to enhance its income or yield or to attempt to hedge its investments. The strategies described below may be used in an attempt to manage the fund's foreign currency exposure (including exposure to the euro) as well as other risks of the fund's investments that can affect its net asset value. The fund's adviser may determine not to hedge particular risks, and the fund may be completely unhedged at any point in time.

         The fund may also purchase call options, including LEAPS, as a substitute for investing directly in a security. Because of the leverage that may be provided to the fund, investments in call options may be more volatile than a direct investment in the underlying security or other asset. If the price of the underlying security does not rise sufficiently, the option may expire worthless and the premium that the fund paid will be lost.


         This supplement should be retained with your Statement of Additional Information for future reference.


                   This supplement is dated November 2, 2004.